UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 29, 2026

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TEVA PHARMACEUTICAL INDUSTRIES LIMITED

(Exact name of registrant as specified in its charter)

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Israel	001-16174	Not Applicable
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

400 Interpace Parkway, #3

Parsippany New Jersey, 07054 USA

(Address of Principal Executive Offices, including Zip Code)

+1-973-658-0301

(Registrant's Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing one Ordinary Share	TEVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On July 29, 2026, Teva Pharmaceutical Industries Ltd. (the “Company) issued a press release announcing its financial results for the quarter ended June 30, 2026. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and the information contained therein is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Teva Reports 2026 Second Quarter Financial Results
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEVA PHARMACEUTICAL INDUSTRIES LIMITED

Date: July 29, 2026	By:	/s/ Eli Kalif
Eli Kalif
Executive Vice President, Chief Financial Officer